UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AEYE	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 13, 2019, AudioEye, Inc. (the “Company”) issued a press release reporting its financial results for the fiscal quarter ended September 30, 2019. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

The information set forth in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On November 8, 2019, the Board of Directors (the “Board”) of the Company appointed David Moradi and Jamil Tahir as directors of the Company. On the same date, the Board appointed Mr. Moradi to a newly formed Strategic Committee of the Board. Mr. Tahir has not been appointed to serve on any committee of the Board.

Messrs. Moradi and Tahir were appointed as directors pursuant to the terms of a Letter Agreement dated as of August 14, 2019 (the “Letter Agreement”), between the Company and Sero Capital LLC, a Delaware limited liability company and significant stockholder of the Company (the “Stockholder”). In the Letter Agreement, the Company agrees that, upon the Stockholder’s request and subject to the terms and conditions provided therein, the Company will take all action necessary to cause two individuals designated by the Stockholder to be appointed to the Board. Such number of designees will be reduced to one at such time as the Stockholder and its affiliates collectively own less than 30% of the Company’s voting power. At such time as such ownership falls below 5%, the Stockholder will cease to have the right to designate a director. The foregoing description of the Letter Agreement is qualified in its entirety by the copy of the Letter Agreement that is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2019. The Stockholder designated Messrs. Moradi and Tahir for appointment to the Board in a letter to the Board dated October 31, 2019.

Mr. Moradi and Mr. Tahir will receive compensation for their services on the Board in accordance with the Company’s standard compensation program for non-employee directors. Neither Mr. Moradi nor Mr. Tahir has entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibit:

Exhibit Number	Description
99.1	Press Release of the Company dated November 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDIOEYE, INC.
(Registrant)

Dated: November 13, 2019	By:	/s/ Sachin Barot
	Name:	Sachin Barot
	Title:	Chief Financial Officer